UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

(Check appropriate box or boxes.)

[X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[  ] Pre-Effective Amendment No.  [     ]

[X] Post-Effective Amendment No. [ 34 ]

and/or

[X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. [ 39 ]

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VOLUMETRIC FUND, INC

(Name of Registrant as specified in Charter)

87 VIOLET DRIVE, PEARL RIVER, NEW YORK 10965

(Address of Principal Executive Officers)

(845) 623-7637

(Phone number of registrant)

GABRIEL J. GIBS

VOLUMETRIC FUND, INC

87 VIOLET DRIVE, PEARL RIVER, NEW YORK 10965

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: April 20, 2018

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It is proposed that this filing will become effective (check appropriate box)

[X] immediately upon filing pursuant to paragraph (b)

[  ] (Date) pursuant to paragraph (b)

[  ] 60 days after filing pursuant to paragraph (a)(1)

[  ] on (date) pursuant to paragraph (a)(1)

[  ] 75 days after filing pursuant to paragraph (a)(2)

[  ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[  ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

April 20, 2018

Volumetric Fund, Inc.

      A No-Load Mutual Fund

Prospectus

   & Application

Ticker: VOLMX

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Any representation to the contrary is a criminal offense.

2

VOLUMETRIC FUND, INC.

For more information about the Fund, the following documents are available free upon request.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including its operations and investments' policies. It is incorporated by reference, and is legally considered a part of this prospectus.

Annual/Semi Annual Reports:

The Fund’s annual and semi-annual reports to shareholders contain additional information on the Fund’s investments. In the Fund’s annual report you will find management’s discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

You can get free copies of these documents of Volumetric Fund or request other information about the Fund by contacting:

Volumetric Fund, Inc.

87 Violet Drive

Pearl River, NY 10965

Telephone: 1-800-541-FUND (1-800-541-3863)

Website: www.volumetric.com

E-mail: info@volumetric.com

Ticker symbol: VOLMX

The Fund will send the requested document within 3 business days of receipt of the request. Information about the Fund’s Prospectus, SAI, Semi-Annual and Annual Reports can be reviewed  at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C.. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the SEC’s website: www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520 or by electronic request to the following E-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-4643

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TABLE OF CONTENTS

Fund Summary
Investment Objectives / Goals .............................….……......	2
Fees and Expenses……………………………...….………...	2
Portfolio Turnover……………………………………………...	3
Principal Investment Strategies...........................................	3
Principal Investment Risks...................................................	3
Performance..........................................................……...…	3
Investment Adviser …….…………………………...…………	4
Portfolio Managers………………………………….…..……..	5
Purchase and Sale of Shares………………………………..	5
Tax Information………………………….…………….……….	5
Payments to Brokers-Dealers and Financial Intermediaries	5
Investment Objective, Strategies and Related Risks ...…........	5
Portfolio Holdings………………………………………….……..	6
Management of the Fund........................................................	6
Pricing of Fund Shares...................................................….....	8
Purchasing Fund Shares……………………….…….......….....	8
Redeeming Fund Shares........................................................	9
Dividends and Distributions …………….............................….	9
Tax Consequences.............................................…................	10
Financial Highlights.................................................…............	10
Application Form………………………………………………....	11

SUMMARY

INVESTMENT OBJECTIVES / GOALS

     Volumetric Fund’s (the “Fund”) investment objective is capital growth. Its secondary objective is downside protection.

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) on Purchases:	None
Maximum Deferred Sales Charge (Load):	None
Maximum Sales Charge (Load) on Reinvested Dividends:	None
Redemption Fee:	None*
Maximum Account Fee:	None

*To discourage market timing, the Fund charges a 2% fee, if shares are redeemed within 7 calendar days after their purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.91%
Distribution and Service (12b-1) Fees	None
Other Expenses	None
Total Annual Fund Operating Expenses	1.91%

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$194	$600	$1,032	$2,234

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 92% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically invests in a broadly diversified portfolio of large and mid-cap domestic stocks; although its portfolio may also contain small-cap stocks with annual revenues over $1 billion. Its securities are generally a blend of value and growth stocks. The Fund invests primarily in issues listed on the New York Stock Exchange, and to a lesser extent, in common stocks of NASDAQ and other exchanges. The Fund may also invest up to 15% of its net assets, in SPDR based ETFs or equivalents. Under negative stock market conditions, the Fund may allocate, for temporary defensive purposes, a large portion of its assets in cash equivalents or United States government securities for downside protection. A description of the Fund’s policies with respect to disclosure of its portfolio holdings is available in the Statement of Additional Information (“SAI”).

PRINCIPAL INVESTMENT RISKS

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below:

•

Equity Securities Risk:  The Fund is subject to the risk that stock prices will fall. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

•

Management Risk: Risk that the strategy used by the Adviser may fail to produce the intended results.

•

Market Risk: Market risk is the risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

•

Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs to the Fund, which may result in higher fund expenses and lower total returns. The sale of portfolio securities also may result in the recognition of capital gain, which will be taxable to shareholders when distributed to them, or loss.

PERFORMANCE

     The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The table shows the Fund’s average annual returns for one, five and ten years, as compared to those of the broad based S&P 500 Index and the Citigroup 3-Month Treasury Bill Index.  As with all mutual funds, the Fund’s past performance, before and after taxes, does not predict how the Fund will perform in the future.  For more recent performance information, visit www.volumetric.com.

Annual Total Returns

     During the period shown in the bar chart, the highest return for a quarter was 13.0% (quarter ended September 30, 2009) and the lowest return for a quarter was –20.1% (quarter ended December 31, 2008).

Average Annual Total Returns

(for the periods ended December 31, 2017)

	1 Year	5 Years	10 Years	Since Inception 12/31/1978
Return before taxes	+17.50%	+11.50%	+ 7.14%	+ 10.32%
Return after taxes on distributions	+ 15.83%	+10.05%	+ 6.38%	N/A
Return after taxes on distributions and sale of Fund shares	+ 14.02%	+ 8.52%	+ 5.42%	N/A
S&P 500 Index:(reflects no deductions for fees, expenses or taxes)	+21.83%	+16.25%	+ 10.39%	--
CitiGroup 3-Month Treasury Bill Index: (reflects no deductions for fees, expenses or taxes)	+ 0.84%	+ 0.24%	+ 0.35%	--

    The S&P 500 Index represents the equity portion of the Fund’s portfolio and the CitiGroup 3-month Treasury Bill Index represents the cash/cash equivalent portion of the Fund’s portfolio. These blended indexes better represent the portfolio versus using the S&P 500 Composite Index only.

After tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The Fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

INVESTMENT ADVISER

Volumetric Advisers, Inc. is the Fund’s investment adviser.

PORTFOLIO MANAGERS

•

Gabriel J. Gibs is the Chair, Portfolio Co-Manager and Founder of the Fund. Gabriel was CEO from 1978 (inception) to 2016 and Portfolio Manager from inception to 2003.

•

Irene J. Zawitkowski is the CEO and Senior Portfolio Manager of the Fund. Irene was President and Portfolio Co-Manager from 2003 to 2016 and Executive Vice President of the Fund from inception to 2003.

•

Jeffrey Gibs is President and Portfolio Co-Manager since 2016 and Chief Compliance Officer (CCO) since 2005. Jeffrey was Executive Vice President from 2015 to 2016 and Vice President from 1997 to 2015.

PURCHASE AND SALE OF SHARES

You may purchase or sell shares of the Fund via mail or telephone on any business day when the New York Stock Exchange is open for trading. Volumetric can be contacted by calling 800-541-3863. The Fund’s address is: Volumetric Fund Inc., 87 Violet Drive, Pearl River, New York 10965.

The minimum initial investment in the Fund is $500, and the minimum for each subsequent investment is $200. When making regular investments through Volumetric’s automatic investment plan the minimum investment is $100.

TAX INFORMATION

The Fund’s distributions will be generally taxable to you as capital gains or ordinary income, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA).

PAYMENTS TO BROKER-DEALERS AND FINANCIAL INTERMEDIATES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, being a no-load mutual fund, will not pay the broker-dealer or the intermediary for the sale of Fund shares and related services.

INVESTMENT OBJECTIVE, STRATGIES AND RELATED RISKS

The Fund’s primary investment objective is capital appreciation. Its secondary objective is downside protection. The Fund’s primary objective may not be changed without shareholder approval.

The Fund is using the unique “Volumetric Trading System” to make investment decisions. This disciplined stock trading system has been derived from “Volumetrics”, a proprietary method of technical analysis which measures the flow of money into and out of stocks by their volume activity. “Volumetrics” was developed in the early 1970’s by the Fund’s founder Gabriel J. Gibs. Its basic concepts are described in Mr. Gibs’ M.B.A. thesis entitled “Forecasting Stock Trends by Volume Analysis” (Pace University, 1974).

On September 1, 2000, Volumetric Fund introduced the “Volume and Range” trade and allocation system. This system is using a computerized, mathematical methodology to manage the Fund’s portfolio. The system’s aim is to carefully balance risk versus return by using advanced mathematical formulas. Its approach includes: 1) daily cash management; 2) superior stock selection; and 3) disciplined selling of stocks, when necessary, as follows.  Every day after the market closes the portfolio managers do the following: 1) Calculate optimum cash position, based on a mathematical formula; 2) Determine, by using volume and range analysis, which stocks should be sold the next day, if any; 3) After volume screening of all stocks, create a list of stocks to purchase, whenever the formula calls for increasing stock investments.

The stock selection strategy of the Fund involves the identification of those stocks, for which a sudden and substantial new demand is developing and are in their early or middle stages of an upside move.  As volume typically precedes price, the Fund’s timing system often successfully identifies stocks under accumulation, takeover and restructuring candidates and stocks that “smart money” buys.  A simplified stock screening process to achieve this is shown in the following paragraphs.

1)

Using a computerized screening method, stocks are identified whose price advanced during the previous day or week on unusually heavy volume, relative to their own normal volume.

2)

From this group of stocks, primary consideration is given to those stocks that exhibit good chart patterns, are in a strong industry group, have improved earnings prospects, low debt and are not yet over-appreciated in price. This group may also include turnaround situations and stocks with some other positive investment characteristics.

3)

Stocks with the most positive overall characteristics are then further analyzed by a proprietary mathematical model. Stocks with the highest accumulation/distribution volume ratio (demand/supply ratio) may be bought.

A major aim of the Fund is to protect its portfolio against declines during market corrections and bear markets. Therefore, all stocks in the Fund’s portfolio are under continuous daily volume/price surveillance.  Generally, a stock will be sold when volume and range analysis indicate that there is a distinct reversal in its demand/supply ratio: the ratio becomes clearly negative. This type of reversal usually forecasts a decline in the price of the stock. Once a stock is sold, it may be replaced by a new, stronger stock, or under negative stock market conditions, proceeds from the sale will be invested in cash equivalents.

The Fund allocates its assets between stocks and cash equivalents using a proprietary asset allocation formula. Under positive market conditions, the cash position is typically between 3% and 15%. However, under negative stock market conditions the Fund’s cash position may increase up to 40%, and under extremely negative conditions to over 40%.

Management does not take portfolio turnover into account in making investment decisions.  It is estimated that most stocks in the Fund’s portfolio will be held from 3 to 24 months, and the typical portfolio turnover rate of the Fund will be between 75% - 200%. Generally, holding periods in bull markets are expected to be longer than in bear markets. High turnover involves correspondingly greater brokerage commissions and has a slightly negative impact on the Fund’s return. A high turnover rate may have greater tax consequences for shareholders, due to the realization of capital gains or losses by the Fund.  See, “Dividends and Distributions” and “Tax Consequences”.

PORTFOLIO HOLDINGS

     A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI, which may be obtained free of charge by calling the Fund at 800-541-3863 or on the Fund’s website www.volumetric.com

MANAGEMENT OF THE FUND

The Fund’s investments and other activities are managed by Volumetric Advisers, Inc., 87 Violet Drive, Pearl River, New York 10965 (the “Adviser”). Volumetric Advisers, Inc. is the only adviser to the Fund.

The Adviser provides investment advisory services to the Fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment decisions for the Fund.  The Adviser has acted in an investment advisory capacity since the inception of the Fund and its predecessor partnership in August of 1978. The Fund’s Adviser is subject to the supervision and control of the Fund’s Board of Directors.  Information regarding the approval of the Investment Advisory Agreement by the Board is available in the Fund’s Annual Report. The full Board met two times during calendar year 2017, and the independent directors met four times. In addition, the Audit Committee met twice and the Nominating & Governance Committee met once during the same period.

According to the Investment Advisory Agreement approved by the Board of Directors in November 2017, the Adviser, in addition to providing investment advice, pays all expenses of the Fund. These include: salaries of personnel, research, data processing, printing and postage, clerical, administrative, advertising and marketing expenses. Furthermore, the Adviser also pays the Fund’s Chief Compliance Officer, its board members, custodian fees, state registration fees, franchise taxes, legal and auditing fees, and all other operating expenses, such as shareholder reports and proxy statements.  The Adviser also acts as the Fund’s Transfer Agent. The Adviser does not pay the Fund’s brokerage commissions. The Adviser shall not pay those expenses of the Fund which are related to litigation against the Fund, if any; or if the Fund is required to pay income taxes or penalties associated with such income taxes.

As compensation for all the above services, the Adviser receives from the Fund a fee, payable monthly, at the annual rate of 2% of the average daily net assets of the Fund on the first $10 million; 1.90% of such net assets from $10 million to $25 million; 1.80% of such net assets from $25 to $50 million; 1.70% of such net assets from $50 to $100 million; and 1.50% of such net assets over $100 million. During calendar year 2017, the compensation of the Adviser was at the annual rate of 1.91%.

The Fund’s 2017 Annual Report to shareholders for the period ended December 31, 2017, advises of the Board’s determination to continue the investment advisory agreement with Volumetric Advisers, Inc. Mr. Gabriel J. Gibs, is considered a “controlling person” of the Adviser, as defined by the Investment Company Act of 1940.

There are no legal proceedings pending against the Fund or the Advisor.

PORTFOLIO MANAGERS AND OFFICERS

Gabriel J. Gibs, Irene J. Zawitkowski and Jeffrey Gibs are responsible for the day-to-day management of the Fund and are managers of its portfolio.

•

Gabriel J. Gibs is the Chair, Portfolio Co-Manager and Founder of the Fund. Gabriel was Chief Executive Officer (CEO) from 1978 (inception) to 2016 and Portfolio Manager from inception to 2003. Mr. Gibs is also the President of Volumetric Advisers, Inc.

•

Irene J. Zawitkowski is the CEO and Senior Portfolio Manager since 2016 and the Chief Operating Officer (COO) from 2003 to 2017. Irene was President and Portfolio Co-Manager from 2003 to 2016 and Executive Vice President of the Fund from inception to 2003. Ms. Zawitkowski is also Executive Vice President of Volumetric Advisers.

•

Jeffrey Gibs is President and Portfolio Co-Manager since 2016 and Chief Compliance Officer (CCO) since 2005. Jeffrey was Executive Vice President from 2015 to 2016 and Vice President from 1997 to 2015. Jeffrey has worked as a consultant to the Fund since 1989. Mr. Jeffrey Gibs is also Vice President of Volumetric Advisers and the son of Gabriel Gibs.

Information about Directors and additional information about the officers are available in the “Statement of Additional Information” and also in the Fund’s Annual Report. The SAI provides additional information about the Portfolio manager’s compensation, other accounts managed by the portfolio managers, and the Portfolio manager’s ownership of securities in the Fund.

PRICING OF FUND SHARES

The Fund’s net asset value (“NAV”) per share is calculated every business day at the close of trading on the New York Stock Exchange (normally 4:00 p.m. EST).  The Fund determines the net asset value per share by subtracting the Fund’s liabilities from the Fund’s total assets, dividing the remainder by the total number of shares outstanding and adjusting the result to the nearest full cent. The Fund uses the closing quotations in valuing its portfolio securities. Shares will not be priced on those days when the New York Stock Exchange is closed for trading.

All the Fund’s securities are traded on the New York Stock Exchange, American Stock Exchange or the NASDAQ. Consequently, “fair value” pricing of the Fund’s securities is not applicable. If under extremely rare circumstances a market quote is not available, the Fund will value the security at fair market value as determined in good faith by Volumetric Advisers, Inc., as directed by the Board of Directors.

PURCHASING FUND SHARES

Shares of the Fund may be purchased at net asset value per share.  Shares will be priced at the net asset value per share (“NAV”) next determined after the investor’s proceeds or telephone purchase order is received. The Fund must receive an investment order by 4:00 p.m. Eastern Standard Time. If a telephone purchase is made or an investment is received by mail after 4:00 p.m. Eastern Standard Time, the purchase will be effective and be priced at the next business day’s closing price. The following table indicates the minimum investments:

Minimum Investments

Initial Investment	$ 500
Additional Investment	$ 200
Automatic Investment Plan	$ 100

Volumetric Fund does not permit market timing or short trading practices. These practices may disrupt portfolio management strategies and consequently, may harm the Fund’s performance.

New investors who wish to purchase shares must read the Summary Prospectus or Prospectus, complete the application form and mail it with their personal or business check to the Fund. No third party check, treasury check, cashier check, travelers check, starter check, teller check, bank check, or cash are accepted; however management has the right to make an exception. The business day after receipt, the Fund will issue an “Account Statement” acknowledging the amount invested and the number of shares purchased.

To help the government fight the funding of terrorism and money laundering activities, the USA PATRIOT ACT of 2001 requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account. Therefore, when you open an account, you will be asked for your name, address, date of birth, tax identification number and other information that will allow Volumetric to identify you.

Additional shares may be purchased by written or telephone request. The maximum amount to be purchased by telephone is limited to three times the market value of the shares held in the shareholder’s account.  The Fund must receive payment after a telephone purchase within three business days. If payment is not received, the Fund will redeem sufficient additional shares from the shareholder’s account to reimburse the Fund for any loss.  A confirmation of the telephone purchase is not sent until payment is received.

Purchase of Fund shares will be made in full and fractional shares, computed to four decimal places, unless the investor specifies only full shares.  The Fund reserves the right to (a) reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund; (b) suspend the offering of its shares for any period of time; (c) waive the Fund’s minimum purchase requirement.

Investors may also arrange to purchase shares of the Fund through financial planners or broker-dealers.  Such financial planners or broker-dealers may charge investors a service fee for the service provided; bearing in mind that the investor could have acquired the Fund’s shares directly without payment of any fee.  No part of any service fee will be received by the Fund.

“No-Fee” Retirement Accounts

Volumetric Fund offers various “no-fee” retirement accounts for individuals, corporations (pension plans) and the self-employed.

Application forms of Traditional IRA, Roth IRA and Simplified Employee Pension Plans (SEP) and other retirement plans are available from Volumetric Fund. Equity Trust Company acts as the trustee of the IRA and various other retirement accounts. To obtain application forms or receive information about retirement accounts please contact the Fund or visit the Trustee’s website: www.equityinstitutional.com.

If you transfer to or invest in an IRA, Roth IRA or SEP account of Volumetric Fund, the set-up fee and annual fee charged by the Trustee will be fully waived and paid for you by Volumetric Advisers, Inc.

REDEEMING FUND SHARES

You can redeem shares of the Fund on any business day without a redemption fee. However, to discourage market timing and frequent trading of Fund’s shares, the Board of Directors has adopted the following policy. The Fund will assess a 2% fee, if an investor redeems his/her shares within 7 calendar days of a purchase. This fee will be paid directly to the Fund. Please note however, the management of the Fund reserves its right not to charge an investor the fee, if the investor redeems his/her shares due to a true emergency and not because of market timing.

 The Fund redeems its shares at the net asset value next determined after the Fund receives your written redemption request. Telephone redemption requests will be processed but, only after verification of ownership. Redemption requests to close an account must be made in writing.

Redemption payments are made no later than the third business day after the effective date of the redemption. The Fund may suspend the right of redemption or postpone the date of payment for more than three days when: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted, (c) an emergency exists which makes it impractical for the Fund to either dispose of securities or make a fair determination of net asset value. There is no assurance that the net asset value received upon redemption will be greater than that paid by a shareholder upon purchase.

The Fund expects to make all redemptions in cash. However, the Fund reserves the right to pay redemption proceeds wholly or partially in portfolio securities. Payments would be made in portfolio securities only in the rare instance when the Fund’s Board of Directors believes that it would be in the Fund’s best interest not to pay redemption proceeds in cash.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to qualify annually as a “Regulated Investment Company” (RIC) under the Internal Revenue Code.  Qualified investment companies, such as most mutual funds, are exempt from Federal income taxes.  In order to qualify as a “Regulated Investment Company” the Fund will distribute annually to its shareholders substantially all of its net investment income and net capital gains in the form of dividends and capital gain distributions.

When you open an account you will make an election to receive dividends and distributions in cash or to reinvest them in additional shares of the Fund. You may change this election by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution.  The Fund declares dividends and capital gain distributions to shareholders of record annually typically in December.

The Fund may be required to withhold and remit to the U.S. Treasury an amount equal to 24% of any dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholder (i) who has failed to provide a correct taxpayer identification number on the New Account Application; (ii) who is subject to backup withholding as notified by the IRS; or (iii) who has not certified to the Fund that such shareholder is not subject to backup withholding.

TAX CONSEQUENCES

The Fund intends to make distributions that may be taxed as ordinary income and capital gains. The Fund’s distributions, whether received in cash or reinvested in additional shares of the Fund, may be subject to tax. Dividends paid by the Fund from net investment income or distributions from short-term net capital gains are taxable to shareholders as ordinary income.  Distributions of capital gains are taxable to shareholders as such, regardless of the length of time Fund shares have been owned by the shareholder. A shareholder will be treated for tax purposes as having received the dividend when it is declared and not when it is paid. Dividends and capital gain distributions may be subject to state and local taxes. Shareholders are urged to consult with their own tax advisors for further information.

FINANCIAL HIGHLIGHTS

The Financial Highlights are intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Financial Highlights have been audited (for the years 2013 to 2017) by BBD, LLP, independent registered public accounting firm, whose report, along with Fund’s financial statements, are included in the annual report. Annual reports are available for free upon request by contacting Volumetric Fund at 800-541-FUND or www.volumetric.com.

FINANCIAL HIGHLIGHTS (Audited)

(for a share outstanding throughout each year)

Years ended December 31	2017	2016	2015	2014	2013

Net asset value, beginning of year	$19.28	$18.90	$21.81	$21.82	$18.51
Income (loss) from investment operations:
Net investment loss	(0.09)	(0.10)	(0.14)	(0.17)	(0.11)
Net realized and change in unrealized
gain (loss) on investments	3.47	2.17	(0.79)	1.59	4.67
Total from investment operations	3.38	2.07	(0.93)	1.42	4.56
Less distributions from:
Net realized gains	(1.64)	(1.69)	(1.98)	(1.43)	(1.25)
Total distribution	(1.64)	(1.69)	(1.98)	(1.43)	(1.25)
Net asset value, end of year	$21.02	$19.28	$18.90	$21.81	21.82
Total return	17.50%	11.29%	(4.69%)	6.96%	26.42%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$35,465	$29,638	$26,691	$28,516	$25,901
Ratio of expenses to average net assets	1.91%	1.93%	1.92%	1.93%	1.94%
Ratio of net investment loss to average net assets	(0.46%)	(0.57%)	(0.70%)	(0.82%)	(0.56%)
Portfolio turnover rate	92%	87%	82%	96%	57%

Volumetric Fund, Inc.

A No-Load Mutual Fund

87 Violet Drive
Pearl River, New York 10965
www.volumetric.com
info@volumetric.com
800-541-FUND or 845-623-7637

New Account Application

I (We) hereby enclose a check of $____________ payable to Volumetric Fund, Inc. for the purchase of Volumetric Fund shares at the price in effect at the time this application is received. Please register me as a shareholder and issue my shares as indicated below.

Account Type (Check type of account to open)

☐ ***Individual***　　☐ ***Joint Tenants WRTOS (with right of survivorship)***
☐ ***Trusts / IRA/ Retirement plan***　　☐ **Corporation / Partnership / Fiduciary, etc.**
☐ **Custodial account under the UGM (Uniform Gift to Minors Act) or UTMA (Uniform Transfer to Minors Act)**

Name ____________________ Social Security Number ____________ Date of Birth ____________

Name of Joint Owner (WRTOS) ____________________ Social Security Number ____________ Date of Birth ____________

Custodian Account *(Place checkmark next to social security number to use for tax purposes)*

Name of Custodian ____________________ Social Security Number ☐ ____________ Date of Birth ____________

Name of Minor ____________________ Social Security Number ☐ ____________ Date of Birth ____________

Address and Telephone

Address ____

City/State/Zip ____

Home Phone ____________ Cell Phone ____________ Email Address ____________

Do not email me general info from the Fund (check here) ☐

Distribution Options

Income dividends and capital gains distributions (if any) will be automatically reinvested into additional shares (Option A), unless otherwise indicated below (check your option):

Option A: ☐ Reinvest all income dividends and capital gains. **Option B:** ☐ Pay all income dividends and capital gains in cash.

Automatic Investment Option

This option allows you to automatically invest in Volumetric Fund directly from your bank account on a monthly, bi-monthly, or quarterly basis. Volumetric Fund will make automatic share purchases based on your enclosed check. If you would prefer purchases made from another account, please provide Volumetric Fund the account details. Please complete, if you wish to start the automatic investment option:

Amount to Invest ($100 minimum per transaction) $____________ **Start Date** (Allow 3 weeks for processing): ____________
Frequency: ☐ Monthly / ☐ Bi-Monthly (every other month) / ☐ Quarterly **Day of the Month:** ☐ 5th / ☐ 20th

Cost Basis Election

Volumetric Fund, Inc. is responsible for reporting to the IRS your realized gains and losses on covered shares. These are shares acquired on or after Jan. 1, 2012. Volumetric Fund's default tax lot identification method is Single Category Average Cost, which means that the average cost of all the shares in your account is used to determine capital gains/losses. Any request to change your cost basis method must be made in writing prior to a redemption of covered shares. IRS regulations do not permit you to change your tax lot identification method once the shares are sold.

US Patriot Act: To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for information that will allow us to identify you. This application will be rejected if information cannot be verified.

I (We) am (are) of legal age and have received and read the Prospectus and agree to its terms. I (We) certify, under penalty of perjury, that I (we) am (are) not subject to backup withholding and that my (our) correct taxpayer identification number is as indicated on this application. If electing the Automatic Investment Plan, I certify I am authorized and request Volumetric Fund to debit my bank account as indicated above until written notice is given. Volumetric will not be responsible for any liability in acting upon an Automatic Investment Plan instruction

____ ____________________
Signature　　Date

____ ____________________
Signature of Joint Owner, authorized officer, partner, trustee or other signer　　Date

Volumetric Fund, Inc.

87 Violet Drive

Pearl River, New York 10965

845-623-7637

800-541-FUND

www.volumetric.com

Investment Adviser and

Transfer Agent

Volumetric Advisers, Inc.

Pearl River, New York 10965

Custodian

US Bank

Milwaukee, WI, 53212

Independent Registered Public Accounting Firm

BBD, LLP

Philadelphia, Pennsylvania 19103

Board of Directors

Gabriel J. Gibs, Chair

Josef Haupl

Alexandre M. Olbrecht, Dr.

Cornelius O’Sullivan

Stephen J. Samitt

Allan A. Samuels

David L. Seidenberg

Raymond W. Sheridan

Irene J. Zawitkowski

Officers

Gabriel J. Gibs

    Chair, Portfolio Co-Manager, Founder

Irene J. Zawitkowski

     CEO, Senior Portfolio Manager,

Jeffrey M. Gibs

    President, Portfolio Co-Manager, CCO

   April 20, 2018

PART B

STATEMENT OF ADDITIONAL INFORMATION

        VOLUMETRIC FUND, INC.

Ticker: VOLMX

This Statement of Additional Information is not a prospectus.  It should be read in conjunction with the Fund’s Prospectus dated April 20, 2018. This SAI is incorporated by reference into the Fund’s Prospectus. Portions of the Fund’s Annual Report to shareholders are incorporated   by reference into this SAI. A free copy of the Prospectus and Annual Report may be obtained by contacting the Fund at:

Volumetric Fund, Inc.

87 Violet Drive

Pearl River, New York 10965

Phone: 800-541-3863 or 845-623-7637

Website: www.volumetric.com

FUND HISTORY

Volumetric Fund, Inc. -- formerly named The Volumetric Investment Society -- was founded in August of 1978 by Mr. Gabriel J. Gibs, as a private investment partnership for his friends, relatives and associates. At that time he had worked as a chemist for Lonza, Inc., a large multinational chemical firm, where some of his co-workers encouraged him to start the fund.  The Fund started its operations on September 1, 1978 with 19 charter shareholders and with net assets of $17,712, and an initial offering price of $10.00 per share.

The Fund’s name was changed from the Volumetric Investment Society to Volumetric Fund on June 15, 1986. It was incorporated under the laws of the State of New York on July 25, 1986, after at the Annual Meeting the shareholders approved the reorganization. The fund has been open to the general public since September 3, 1987.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Volumetric Fund is an open-end diversified fund. The Fund’s investment objective is capital growth. Its secondary objective is downside protection.

The Fund’s investment strategies and risks are described in the appropriate section of the Prospectus.

In the following, some additional details of the Fund’s investment approach are provided.

The Fund’s investment decisions, buying and selling common stocks, are made with the utilization of volume analysis, specifically the Fund’s proprietary Volumetric Trading System.  This is a technical system, based on the analysis of stocks and the market’s trading volume and in which fundamental aspects are of only minor significance.

Volumetric Fund introduced the so-called “Volume and Range” system, (the “System”) on September 1, 2000. Although the Fund had used various volume based systems before, we believe, this is the most advanced system in the Fund’s history. The System utilizes a computerized, methodology to manage the Fund’s portfolio. The objective of the System is growth with protection. Specifically, to match or surpass the growth of the market during bull markets and to provide safety in bear markets. This is achieved by the combination of: 1) cash management; 2) superior stock selection with diversification; and 3) disciplined selling of stocks whenever a stock’s volume and range indicators forecast a potential weakening.

 According to the System, every day, after the market closes the Fund’s managers do the following:  1) calculate the Fund’s optimum cash position; 2) determine what stocks should be sold from the portfolio, if any; 3) create a list of stocks as potential buys, based on computerized selection and volume analysis. These findings will then be implemented during the next business day. The Fund may also invest up to 15% of its assets in ETFs.

INVESTMENT RESTRICTIONS

(1)

The Fund will not issue senior securities.

(2)

The Fund cannot borrow money except as a temporary emergency measure and not exceeding 10% of its total assets.  The Fund may not purchase additional securities while borrowings exceed 5% of the value of its total assets

(3)

 The Fund will not underwrite securities of other issuers, except when purchasing or selling portfolio securities.

(4)

 The Fund typically invests in a broadly diversified portfolio of large and mid-cap domestic stocks; although its portfolio may also contain small-cap stocks with annual revenues over $1 billion.

(5)

)  The Fund will not purchase or sell commodities, real estate or non-financial assets

(6)

 The Fund will not make loans.

(7)

Additional policies:

a)

The Fund will not purchase securities on margin.

b)

The Fund will not sell any security short or engage in the purchase of call, put or other options.

c)

The Fund will not invest more than 5% of its assets in the securities of any one issuer. However, United States government securities, index related securities, such as S&P 500 Index Trust, NASDAQ 100 Trust and various exchange-traded funds (ETFs) are excluded from this requirement. The Fund will not invest more than 20% of its assets in any single industry. The Fund will not invest more than 15% of its net assets, in SPDR based ETFs or equivalents.

d)

The Fund will not purchase more than 5% of any class of securities of any one issuer or invest for the purpose of exercising control of the issuer’s management.

e)

The Fund will not invest more than 5% of its total assets in the securities of other investment companies.

f)

The Fund will not invest in securities for which there exists no readily available market or for which there are legal or contractual restrictions on resale.

These investment restrictions, except for (7b), may not be changed, without the approval by a vote of a majority of the Fund’s outstanding voting shares. Under the Investment Company Act of 1940, such approval requires the affirmative vote, at the meeting of shareholders, of the lesser of (a) more than 50% of the Fund’s outstanding shares, or (b) at least 67% of shares present or represented at the meeting, provided that the holders of more than 50% of the Fund’s outstanding shares are present in person or represented by proxy.

Under negative stock market conditions, the Fund may allocate, for temporary defensive purposes, a large portion of its assets in cash equivalents or United States government securities for downside protection.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund intends to publicly disclose all of its portfolio holdings quarterly within 60 days after each quarter-end. The Fund’s management intends to publicly disclose all portfolio holdings with a delay of at least 15 days after each quarter-end to facilitate timely release of information to rating agencies such as Lipper, Inc., Morningstar, Inc., Bloomberg L.P. and others.  The Fund does not make selective non-public disclosures of portfolio holdings to third parties.  Furthermore, the Fund may publicly disclose its top ten holdings on a monthly basis, after a minimum of 3-day delay, along with information regarding the percentage of the Fund that each holding comprises, on the Fund's website www.volumetric.com.

The policy and procedures generally prohibit the disclosure of the Fund's portfolio schedule until it has been made available to the public through regulatory filing with the Securities and Exchange Commission ("SEC") or posted to the Fund's website. The Fund's complete portfolio holdings are made available to the public on a quarterly basis generally no later than 60 days after the end of each calendar quarter end. A detailed portfolio is reported in the annual, semi-annual, 1st quarter and 3rd quarter reports.  These reports can be found on the Fund's website at www.volumetric.com.

The Fund also may disclose its complete portfolio holdings, on a daily basis and without a time lag to the custodian, the Fund’s custodian and its brokers, in their capacities as the Fund's service providers who require such information to perform their contractual duties and responsibilities to the Fund. The Fund may also disclose its complete holdings to Directors and to the Chief Compliance Officer (“CCO”) of the Fund at Board meetings discussing the Fund’s performance and portfolio. In addition, complete portfolio holdings information may be provided to the Fund's independent registered public accounting firm (the "Auditor"), for purposes of preparing the annual audit of the Fund and related shareholder reports. The service providers and the Auditor are subject to duties of confidentiality, including a duty not to trade on non-public information, whether by contract, applicable law, or relevant accounting standards. The Fund's Chief Compliance Officer periodically may request that the service providers confirm their compliance with these restrictions.

Neither the Fund nor the Advisor receives any compensation or other consideration for the disclosure of the Fund's portfolio holdings to the rating agencies, service providers, and the Auditor.

Only executive officers of the Fund, subject to the Board's oversight, may authorize disclosure of the Fund's portfolio securities.  The Fund has adopted policies and procedures that are designed to ensure that disclosure of the information regarding portfolio holdings is in the best interest of the Fund's shareholders, including addressing any conflicts of interest between the interest of the Fund's shareholders and that of the Advisor, and any affiliated persons thereof. The Fund's Chief Compliance Officer, at least annually, reports to the Board regarding these policies and procedures and their application.

MANAGEMENT OF THE FUND

The Fund’s every day operations are managed by the Fund’s Adviser and the Fund’s officers. Major policy decisions must be approved by the Board of Directors. The number of directors is currently set at nine. The Board must approve any change in the number of directors.

The Fund’s interested and independent directors and their occupations in the past five years are shown in the following.

Interested Directors
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Occupation	Number of Portfolios in Fund Complex Overseen by Director	Other Director-ships Held by Director during Past Five Years
Gabriel J. GibsVolumetric Fund, Inc.87 Violet DrivePearl River, NY 10965 info@volumetric.com Age: 81	Chair of the Board, Portfolio Co-Manager, Director	Annually 1978	Chair, Portfolio Co-manager and Founder of the Fund. Gabriel was Chief Executive Officer (CEO) from 1978 (inception) to 2016 and Portfolio Manager from inception to 2003. Mr. Gibs is also the President of Volumetric Advisers Inc.	1	None
Irene J. Zawitkowski Volumetric Fund, Inc.87 Violet DrivePearl River, NY 10965 info@volumetric.com Age: 65	CEO Senior Portfolio Manager and Director	Annually 1978	CEO and Senior Portfolio Manager since 2016. Ms. Zawitkowski was President and Portfolio Co-manager from 2003 to 2016 and Executive Vice President of the Fund from inception to 2003. Ms. Zawitkowski is also Executive Vice President of Volumetric Advisers	1	None

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Occupation	Number of Portfolios in Fund Complex Overseen by Director	Other Director-ships Held by Director during Past Five Years
Independent Directors
Josef Haupl9 Grove PlaceMountainside, NJ 07046 bod@volumetric.com Age: 73	Director (1)	Annually 2004	Engineering Consultant to the chemical industry, since 2002. Previously, Director of Technology of Lurgi PSI, an engineering and construction services company for the chemical industry.	1	None
Alexandre M. Olbrecht, Dr. 7 Main Street, RR 5 Mt. Kisco, NY 10549-3923 bod@volumetric.com Age 39	Director (3)	Annually 2012	Associate Professor of Economics, Anisfield School of Business at Ramapo College of New Jersey, since 2005. Executive Director of the Eastern Economic Association. He was elected by the Board as the Fund’s Vice Financial Expert.	1	None
Cornelius O’Sullivan 38 South Main Street Pearl River, NY 10965 bod@volumetric.com Age 49	Director (3)	Annually 2017	Proprietor of Neil T. O’Sullivan, CPA, PLLC since 2009. Previously Partner, Cherian, O’Sullivan & Tatapudy, LLP, certified public accountants, since 2003. Mr. O’Sullivan started his accounting career with Ernst & Young, LLP certified public accountants.	1	None
Stephen J. Samitt Volumetric Fund, Inc.87 Violet DrivePearl River, NY 10965 shareholdercomments @volumetric.com Age: 76	Director (1)(4)	Annually 1996	Stephen Samitt, CPA, LLC since 2008. Previously Principal, Briggs Bunting & Dougherty, LLP, certified public accountants, since 1997. Previously, Partner, Tait, Weller & Baker, a full service accounting firm. He was elected by the Board as the Fund’s Financial Expert.	1	None
Allan A. SamuelsRockland Business Assoc.One Blue Hill PlazaPearl River, NY 10965 bod@volumetric.com Age: 80	Director (2)	Annually 2007	President and CEO of Rockland Business Association (RBA) since 2001. RBA is a non-profit organization of about 700 businesses in Rockland County, NY, for the advancement of its members via public relations, seminars, networking and legislation. He is also Board member of several non-profit and business organizations	1	None
David L. Seidenberg29 Shaw RoadWoodcliff Lake, NJ 07677 bod@volumetric.com Age: 71	Director (3)	Annually 1983	President, SQ Ventures, LLC, since 2002. Previously he was Vice President of Davos Chemical Company since 1972.	1	None
Raymond W. SheridanR. Sheridan Financial, Inc. 19 E. Washington Ave Pearl River, NY 10965 bod@volumetric.com Age: 67	Director (1)	Annually 1995	President, Raymond Sheridan Financial, Inc., insurance and financial services. Previously, Mr. Sheridan was Vice President and Treasurer of the Fund between 1997 and 2005.	1	None
Non-Director
Officer
Jeffrey M. GibsVolumetric Fund, Inc.87 Violet DrivePearl River, NY 10965 info@volumetric.com Age: 51	President, Portfolio Co-Manager, Chief Compliance Officer	N/A

President and Portfolio Co-Manager since 2016 and CCO since 2005. Jeffrey was Executive Vice President from 2015 to 2016 and Vice President from 1997 to 2015. He has worked as a consultant to the Fund since 1989. Jeffrey is also on the management team at Volumetric Advisers, Inc. He was previously employed by US Bank and AIS (acquired by US Bank) as Vice President of hedge fund accounting and operations (2005 to 2015). Jeffrey is the son of Gabriel Gibs.

				N/A	N/A

(1) Member of the Governance & Nominating Committee; (2) Chair of the Governance & Nominating Committee; (3) Member of the Audit Committee; (4) Chair of the Audit Committee’

Board Committees. The Fund has an Audit Committee and a Governance & Nominating Committee. The Audit Committee includes Stephen Samitt, Chair, who is also the Fund’s Financial Expert, Alexandre Olbrecht, who is also the Fund’s Vice-Financial Expert, Cornelius O’Sullivan and David Seidenberg. The Audit Committee is responsible for recommending the selection of external auditors to the Board; receiving, reviewing, and forwarding to the Board the annual financial report of the external auditors; and such other matters as may warrant attention. The Governance & Nominating committee’s members are: Allan Samuels, Chair, Joseph Haupl, Stephen Samitt and Raymond Sheridan. This committee is responsible for the oversight of the Board of Directors and making recommendation of directors to the Board. All directors of the Audit Committee and the Governance & Nominating Committee are independent. The Fund does not have a lead independent director.

The risk oversight of the Fund is addressed at Board meetings. The full Board of Directors met three times and the Independent Directors met three times in the last fiscal year. In addition, the Audit Committee met twice and the Governance & Nominating Committee met once last fiscal year.

Shareholders may make recommendations for a nominee. Any recommendation may be made to either Governance & Nominating Committee or any other member of the Board of Directors.

The table below sets forth the aggregate dollar range of shares owned beneficially by each director of the Fund as of the most recent fiscal year end, December 31, 2017. The dollar ranges are: $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; or over $100,000.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Gabriel J. Gibs	Over $100,000	Over $100,000
Irene J. Zawitkowski	Over $100,000	Over $100,000
Josef Haupl	Over $100,000	Over $100,000
Alexandre M Olbrecht, Dr.	$10,001 to $50,000	$10,001 to $50,000
Cornelius T. O’Sullivan	$1 - $10,000	$1 - $10,000
Stephen J. Samitt	Over $100,000	Over $100,000
Allan A. Samuels	$50,001 to $100,000	$50,001 to $100,000
David L. Seidenberg	Over $100,000	Over $100,000
Raymond W. Sheridan	Over $100,000	Over $100,000

No officers or directors of the Fund received any compensation from the Fund but, are compensated by the Adviser. The amount of such fees is subject to increase or decrease at any time.

Directors receive a meeting fee of $175 for each board and committee meeting they attend. However, directors receive $275 for attending the Annual Meeting. The Chair of the Committees receive $275 per meeting ($375 for the Annual Meeting). The Financial Expert receives an annual fee of $1,000.  Total fees paid to independent board members were $6,625 during 2017. Director fees and compensation of all officers are paid by the Adviser.

SALES LOADS

There are no sales loads, as the Fund is a no-load fund.

CODE OF ETHICS

The Fund has adopted and amended its Code of Ethics under Rule 17j-1 of the 1940 Act which governs the personal trading activities of all “Access Persons”. Access Persons generally include all officers and interested directors of the Fund and those of the Adviser. The Code of Ethics is based upon the principle that the Access Persons have the fiduciary duty to place the interest of Fund’s shareholders above their own.

The Code of Ethics permits Access Persons to buy and sell securities for their own accounts, including securities that may be purchased or held by the Fund, subject to certain exceptions. The Code of Ethics requires all Access Persons to report personal security holdings and personal securities transactions regularly. The Code of Ethics requires Access Persons, who are investment personnel, to pre-clear most of their personal securities transactions.

PROXY VOTING DISCLOSURE POLICY

The Board of Directors of Volumetric Fund, Inc. has adopted a proxy voting disclosure policy and procedure that delegates the authority to vote proxies to the Chair of the Board and President of the Fund, subject to the supervision of the Board of Directors. The proxy voting policy generally provides that proxy voting will be decided on by a case-by-case basis, with the intention being to vote all proxies in the best interest of the Fund’s shareholders.

The following guidelines summarize the policy in routine issues of proxies. Accordingly, the voting generally will support the management’s slate of directors of the company being voted upon. Regarding the selection of independent auditors of the company being voted upon, the voting as a general rule, will support the management’s choice of auditors. All other non-routine issues will be voted on a case-by-case basis in the best interest of shareholders.

In situations where there is a conflict of interest, or apparent conflict with the Fund, the vote will be based upon the recommendation of the majority of Volumetric Fund’s independent directors.

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. This filing is available without charge, upon request, by calling the Fund toll-free (800) 541-3863 and on the SEC’s website at www.sec.gov. The Fund will provide the Form N-PX information within three business days of the request.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

 There are no controlling person as of March 31, 2018, that own or control more than 25% of the shares outstanding of the Fund.

Volumetric Advisers, Inc., 87 Violet Drive, Pearl River, NY 10965, acts as transfer agent for the Fund. Volumetric Adviser, Inc., for the benefit of its customers, is considered a Principal of the fund with 100% ownership of the shares outstanding, as of record March 31, 2018.

Management ownership, as of March 31, 2018, includes directors and their immediate family members, such as their spouses and minors, beneficially owned 204,237.5615 shares or 12.131% of the outstanding common stock of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Volumetric Advisers, Inc., until August of 1986 named Volumetric, Inc., is the investment adviser of the Fund, 87 Violet Drive, Pearl River, New York, 10965, pursuant to an Investment Advisory Agreement (the “Agreement”) dated November 29, 2017. The Adviser is registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940. Volumetric Inc. was incorporated in New York in 1983.

Gabriel Gibs is considered a controlling person of Volumetric Advisers, Inc., the adviser to the Fund. He is the Founder and President of the Adviser, Portfolio Co-Manager to the Fund, and former CEO of the Fund.

The following are “affiliated persons” with both the Adviser and the Fund, in their respective capacity: Irene Zawitkowski is CEO and Senior Portfolio Manager of Volumetric Fund and Executive Vice President and a partial owner of Volumetric Advisers; Jeffrey Gibs is President, Portfolio Co-Manager and Chief Compliance Officer of Volumetric Fund and Vice President and partial owner of Volumetric Advisers. Jeffrey Gibs is the son of Gabriel Gibs. Agnes Gibs, the wife of Gabriel Gibs, is strictly an owner of the Adviser and is not involved with the day to day activity of the Fund.

The fee received by the Adviser is described in detail in the Prospectus.  The Investment Adviser’s fee will be reduced for any fiscal year by any amount necessary to prevent Fund expenses, exclusive of interest, taxes, brokerage commissions and extraordinary expenses, from exceeding 2.0%. The daily management fee is calculated each day and deducted from total assets, as an accrued expense, to obtain net assets.  The management fee is paid to the Adviser monthly. The daily management fee is determined by multiplying the Fund’s net assets by the appropriate rate, currently 1.91%, and dividing the resulting number by the number of calendar days of the year. Performance of the Fund does not affect the fee paid to the Adviser.

Management fees paid by the Fund to the Adviser for the past three years were as follows:

2017	$ 624,712
2016	$ 535,195
2015	$ 543,486

The Agreement was approved by the Board of Directors (including the affirmative vote of all Directors who were not parties to the Agreement or interested persons of any such party) on November 29, 2017. The Agreement may be terminated without penalty on 60 days written notice by a vote of the majority of the Fund’s Board of Directors or by the Adviser, or by holders of a majority of the Fund’s outstanding shares.  The Agreement will be approved by the Board at least annually, in the manner stipulated in the Investment Company Act of 1940. This requires that the Agreement and any renewal be approved by a vote of the majority of the Fund’s directors who are not parties there to or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval.

The Adviser, in addition to providing investment advice, pays all expenses of the Fund. These include: salaries of personnel, research, data processing, printing and postage, clerical, administrative, advertising and marketing expenses. Furthermore, the Adviser also pays the Fund’s custodian fees, state registration fees and franchise taxes, legal and auditing fees, and all other operating expenses, such as shareholder’s report and proxy statements.  The Adviser also acts as the Fund’s Transfer Agent. The Adviser does not pay the Fund’s brokerage commissions. The Adviser shall not pay those expenses of the Fund which are related to litigation against the Fund, if any; or if the Fund is required to pay income taxes or penalties associated with those taxes.

The Fund does not receive any 12b-1 fees.

-

TRANSFER AGENT AND DIVIDEND PAYING AGENT

Volumetric Advisers, Inc., 87 Violet Drive, Pearl River, New York 10965, acts in the capacity as transfer agent and dividend paying agent, in addition to being the Fund’s investment adviser. No additional compensation is paid for such services by the Fund, as it is a service provided by the Adviser as part of the management fee.

-

CUSTODIAN

The Custodian of the Fund’s securities is: US Bank, N.A., 1555 North Rivercenter Drive, Milwaukee, WI 53212. The Custodian does not have any part in determining the investment policies of the Fund or which securities are to be purchased or sold.

-

IRA AND PENSION ACCOUNTS TRUSTEE

Equity Trust Company, P.O. Box 8963, Wilmington, DE 19899

-

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of BBD, LLP, 1835 Market Street, 3rd Floor, Philadelphia, PA 19103, has been acting as the Fund’s Independent Registered Public Accountant during calendar years from 2009 to 2017.

PORTFOLIO MANAGERS

•

Gabriel J. Gibs is Portfolio Co-Manager of one registered investment company with assets of $35.5 million in assets (as of December 31, 2017) under management and no pooled investment vehicles or other accounts.

•

Irene Zawitkowski is Senior Portfolio Manager of one registered investment company with assets of $35.5 million in assets (as of December 31, 2017) under management and no pooled investment vehicles or other accounts.

•

Jeffrey Gibs is Portfolio Co-Manager of one registered investment company with assets of $35.5 million in assets (as of December 31, 2017) under management and no pooled investment vehicles or other accounts.

There are no accounts which the advisory fee is based on the performance of the account.

The Fund’s Portfolio Managers are employed and compensate by the Fund’s Adviser, not the Fund. The Portfolio Managers are salaried employees with a potential bonus. The size of the assets under management and the performance of the fund do not determine compensation.

The Portfolio Manager’s ownership of the Fund’s shares is as follows: Gabriel Gibs over $1,000,000; Irene Zawitkowski is $100,001 to $500,000; Jeffrey Gibs is $100,001 to $500,000.

BROKERAGE ALLOCATION

To minimize brokerage commissions the Fund predominantly utilizes the services of discount brokers and full-service brokers whose negotiated rates are competitive with discount brokers. Brokers are selected based on their fees, services and execution capability. The Fund is not obtaining research services from any broker. There are no affiliated brokers.

The aggregate commissions paid by the Fund for the three previous calendar years are indicated below.

2017	$ 9,796
2016	$ 8,215
2015	$ 9,260

CAPITAL STOCK

The Fund is authorized to issue 4,000,000 shares of Common Stock with a par value of $.01 per share.  Each share has one vote and all shares participate equally in dividends and other distributions by the Fund. Fractional shares have the same rights proportionately as do full shares.

The Fund’s Board of Directors may authorize the issuance of additional shares of common stock, if demand for the Fund’s shares surpasses currently authorized shares.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES

Shares of the Fund may be purchased and redeemed as outlined in the Prospectus and Summary Prospectus.

The Fund is a no-load fund; therefore, there are no sales loads. The offering price and the net asset value (“NAV”) are the same. It is offering and redeeming its shares at the net asset value.

An Automatic Investment Plan is available to shareholders to purchase shares. Period investments may be made on the 5th or 20th of the month at regular time intervals (ex: monthly, bi-monthly, quarterly). The transactions are processed electronically from the shareholders bank account.

TAXATION OF THE FUND

The Fund is qualified or intends to qualify annually as a “Regulated Investment Company” (“RIC”) under Subchapter M of the Internal Revenue Code. Qualified investment companies, such as most mutual funds, are exempt from Federal income taxes. In order to qualify as a RIC the Fund must distribute annually to its shareholders substantially all of its net investment income and net capital gains in the form of dividends or capital gain distributions.

UNDERWRITERS

The Fund has no underwriters.

CALCULATION OF PERFORMANCE DATA

The Fund’s average annual total returns, for the year ending December 31, 2017, for periods of 1, 5 and 10 years, before and after tax returns, with or without redemptions, are indicated in the Prospectus.

The performance of the Fund is expressed as total return. Total return is the change in value of an investment in a fund over a particular period, assuming that all distributions have been reinvested. Thus, total return reflects dividend income, capital gain distributions and variations in share prices at the beginning and end of a period.

•

The Average Annual Total Return of the Fund, is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                                                          n

P (1+T) = ERV

Where:        P = a hypothetical initial payment of $1,000

        T = average annual total return

        n = number of years

   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated period at the end of stated periods.

•

The Average Annual Total Return (After Taxes on Distributions) of the Fund, is computed by finding the average annual compounded rates of return (after taxes on distributions) over the stated periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                                                          n

P (1+T) = ATVD

Where:        P = a hypothetical initial payment of $1,000

        T = average annual total return (after taxes on distributions)

        n = number of years

  ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the stated period at the end of stated periods, after taxes on fund distribution but not after taxes on redemptions

•

The Average Annual Total Return (After Taxes on Distributions and Redemptions) of the Fund, is computed by finding the average annual compounded rates of return (after taxes on distributions and redemptions) over the stated periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                                                         n

P (1+T) = ATVDR

Where:        P = a hypothetical initial payment of $1,000

        T = average annual total return (after taxes on distributions and redemptions)

        n = number of years

  ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the stated period, after taxes on fund distribution and redemptions.

FINANCIAL STATEMENTS

The Fund’s 2017 Annual Report, containing the audited financial statements for year ending December 31, 2017, notes to financial statements, and the opinion of the Fund’s Independent Registered Public Accountants, BBD, LLP, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Statement of Additional Information. A copy of the Annual Report is available, free of charge, by calling the Fund’s toll-free number at 800-541-3863 or visiting the Fund's website: www.volumetric.com

PART C

OTHER INFORMATION

Item 28.  Exhibits

       *(a) Articles of Incorporation of Volumetric Fund, Inc.

       *(b) By-Laws of Volumetric Fund, Inc.

         (c) Instruments Defining Rights of Security Holder. None

        (d) Investment Advisory Agreement between Registrant and

              Volumetric Advisers, Inc.

         (e) Underwriting Contracts. None

         (f) Bonus or Profit Sharing Contracts. None

       *(g) Custodian Agreement between the Fund and US Bank N.A.

        (h) Other Material Contracts. None

       *(i) Legal Opinion

        (j) Consent of Independent Registered Public Accounting Firm for the Fund.

        (k) Omitted Financial Statements. None

        (l)  Initial Capital Agreements. None

       (m) Rule 12b-1 Plan. None

        (n) Rule 18f-3 Plan. None

        (o) Reserved. None

       *(p) Code of Ethics

* Previously filed

Item 29     Persons Controlled by or Under Common Control with Registrant

                 None

Item 30     Indemnification

To the extent permitted by law, the Fund shall indemnify each Director and Officer of the Fund, against all expenses and liabilities reasonably incurred by their connection with or arising out of any action, suit, or proceeding in which they may be involved by reason of their being or having been a Director or Officer of the Fund, whether or not they continued to be a Director or Officer at the time of incurring such expenses and liabilities; such expenses and liabilities to include, but not limited to, judgments, court costs, attorneys’ fees and the cost of settlements. The Fund shall not, however, indemnify such Director or Officer with respect to matters as to which they shall be finally adjudged in any such action, suit, or proceeding to have been liable because of willful misconduct in the performance of their duties as such Director or Officer. In the event a settlement or compromise is effected, indemnification may be had only if the Board of Directors shall have been furnished with an opinion of counsel for the Fund to the effect that such settlement or compromise is in the best interest of the Fund, and that such Director or Officer is not liable for willful misconduct in the performance of their duties with respect to such matters, and if the Board shall have adopted a resolution approving such settlement or compromise. The foregoing right of indemnification shall not be exclusive of other rights to which any Director or Officer may be entitled as a matter of law.

Item 31     Business and Other Connection of Investment Adviser

                 None

Item 32     Principal Underwriters

                 None

Item 33     Location of Accounts and Records

                 Volumetric Advisers, Inc. maintains all records at the office of the

                 Registrant: 87 Violet Drive, Pearl River, NY 10965.

Item 34     Management Services

                 None

Item 35     Undertakings

                 None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the Town of Orangetown, and State of New York on the 20th day of April 2018.

 Volumetric Fund, Inc.

       __________________________________

By:   Gabriel J. Gibs, Chair of the Board

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and dates indicated.

/s/ Gabriel Gibs                                                              4/12/18

_________________________________________   __________________

Gabriel J. Gibs, Chair of the Board and Director

Date

/s/ Irene Zawitkowski                                                     4/12/18

_________________________________________   __________________

Irene J. Zawitkowski, CEO and Director

Date

_________________________________________   __________________

Josef Haupl, Independent Director

Date

_________________________________________

 __________________

Alexandre M. Olbrecht, Dr. Independent Director

Date

_________________________________________

 __________________

Cornelius O’Sullivan, Independent Director

Date

/s/ Stephen Samitt                                                              4/12/18

_________________________________________

 __________________

Stephen J. Samitt, Independent Director

Date

_________________________________________

 __________________

Allan A. Samuels, Independent Director

Date

_________________________________________

 __________________

David L. Seidenberg, Independent Director

Date

_________________________________________

 __________________

Raymond W. Sheridan, Independent Director

Date